UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2012

AIR METHODS CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-16079	84-0915893
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

7301 South Peoria, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 792-7400

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 10, 2012, Air Methods Corporation (the “Company”) posted an updated corporate presentation on its Investor Relations website at www.airmethods.com. The corporate presentation, attached as Exhibit 99.1 and incorporated by reference, updates a presentation previously posted on the Company’s website.

The information under Item 7.01 of this Current Report on Form 8-K, including the Company’s corporate presentation and the contents of the Company’s website, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof, except as expressly set forth by specific reference to Item 7.01 to this Current Report on Form 8-K in such filing.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Air Methods Corporation Corporate Presentation – August 2012 (updated September 10, 2012).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR METHODS CORPORATION

Date: September 10, 2012	By:	Crystal L. Gordon
Crystal L. Gordon, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Air Methods Corporation Corporate Presentation – August 2012 (updated September 10, 2012).